Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2022

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

In October 2021, we announced the creation of Retirement Strategies, a new U.S. business that would serve the retirement needs of both our institutional and individual customers by bringing the institutional investment and pension solutions offered through our Retirement business together with the financial solutions and capabilities of our Individual Annuities business. As of the second quarter of 2022, this new structure has been fully operationalized; therefore, the results of our former Retirement segment (now known as the “Institutional Retirement Strategies” operating segment) and our former Individual Annuities segment (now known as the “Individual Retirement Strategies” operating segment) have been aggregated into the Retirement Strategies segment. Prior periods have been updated to conform to this new presentation.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	315	327	350	188	206	966	394	-59%
U.S. Businesses	1,047	1,090	895	943	370	1,890	1,313	-31%
International Businesses	803	887	829	801	555	1,674	1,356	-19%
Corporate and Other	(336)	(460)	(489)	(366)	(259)	(658)	(625)	5%
Total adjusted operating income before income taxes	1,829	1,844	1,585	1,566	872	3,872	2,438	-37%
Income taxes, applicable to adjusted operating income	389	357	358	348	208	814	556	-32%
After-tax adjusted operating income	1,440	1,487	1,227	1,218	664	3,058	1,882	-38%
Income (loss) attributable to Prudential Financial, Inc.	2,158	1,530	1,208	(31)	(565)	4,986	(596)	-112%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	14.2%	14.5%	11.8%	11.8%	6.6%	15.4%	9.3%
Return on Average Equity (based on net income (loss))	14.3%	9.8%	7.8%	-0.2%	-6.3%	15.9%	-2.7%
Distributions to Shareholders
Dividends paid	460	451	443	462	457	927	919	-1%
Share repurchases	875	875	375	375	375	1,250	750	-40%
Total capital returned	1,335	1,326	818	837	832	2,177	1,669	-23%
Per Share Data
Net income (loss) (diluted) (2)	5.40	3.90	3.13	(0.10)	(1.53)	12.39	(1.62)	-113%
Adjusted Operating Income (diluted)	3.60	3.78	3.18	3.17	1.74	7.60	4.91	-35%
Shareholder dividends	1.15	1.15	1.15	1.20	1.20	2.30	2.40	4%
Book value	160.31	160.29	161.26	115.28	74.72
Book value excluding AOCI and FX (3)	104.39	106.85	108.72	107.16	104.19
Shares Outstanding
Weighted average number of common shares (basic)	391.1	383.8	377.7	376.1	374.4	393.7	375.3	-5%
Weighted average number of common shares (diluted)	394.1	386.8	380.9	379.1	377.1	396.4	378.1	-5%
End of period common shares (basic)	386.8	378.9	376.3	375.7	372.6
End of period common shares (diluted)	393.3	386.1	383.7	381.5	377.9

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(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended June 30, 2022 and March 31, 2022, and for the six months ended June 30, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended June 30, 2022 and March 31, 2022, and for the six months ended June 30, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.60	3.78	3.18	3.17	1.74	7.60	4.91
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.91	0.25	0.30	(3.59)	(6.23)	3.56	(9.81)
Market experience updates	0.57	(0.51)	1.10	(0.02)	1.41	1.33	1.39
Divested and Run-off Businesses:
Closed Block division	0.08	0.07	0.13	0.06	0.03	0.16	0.10
Other Divested and Run-off Businesses	0.86	0.12	0.75	(0.79)	1.07	0.97	0.27
Difference in earnings allocated to participating unvested share-based payment awards	(0.03)	—	—	0.03	0.01	(0.07)	0.03
Other adjustments (1)	(0.03)	(0.02)	(2.83)	(0.04)	—	(0.07)	(0.04)
Total reconciling items, before income taxes	2.36	(0.09)	(0.55)	(4.35)	(3.71)	5.88	(8.06)
Income taxes, not applicable to adjusted operating income	0.56	(0.21)	(0.50)	(1.08)	(0.44)	1.09	(1.53)
Total reconciling items, after income taxes	1.80	0.12	(0.05)	(3.27)	(3.27)	4.79	(6.53)
Net income (loss) attributable to Prudential Financial, Inc.	5.40	3.90	3.13	(0.10)	(1.53)	12.39	(1.62)
Weighted average number of outstanding common shares (basic)	391.1	383.8	377.7	376.1	374.4	393.7	375.3
Weighted average number of outstanding common shares (diluted)	394.1	386.8	380.9	379.1	377.1	396.4	378.1
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	2,158	1,530	1,208	(31)	(565)	4,986	(596)
Less: Earnings allocated to participating unvested share-based payment awards	31	23	17	7	6	75	13
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	2,127	1,507	1,191	(38)	(571)	4,911	(609)
After-tax adjusted operating income	1,440	1,487	1,227	1,218	664	3,058	1,882
Less: Earnings allocated to participating unvested share-based payment awards	20	23	17	17	9	46	26
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,420	1,464	1,210	1,201	655	3,012	1,856

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(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021			2022
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	909	909	722	544	558
Long-term Debt	12,055	11,070	11,003	11,082	11,008
Junior Subordinated Long-term Debt	7,615	7,617	7,619	8,607	8,604
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	63,048	61,887	61,876	43,978	28,235
Excluding accumulated other comprehensive income (2)	39,771	40,051	40,552	39,773	38,413
Amount included above for remeasurement of foreign currency (3)	(1,287)	(1,205)	(1,164)	(1,107)	(962)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	41,058	41,256	41,716	40,880	39,375
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	160.31	160.29	161.26	115.28	74.72
Excluding accumulated other comprehensive income (2)	101.12	103.73	105.69	104.25	101.65
Amount included above for remeasurement of foreign currency (3)	(3.27)	(3.12)	(3.03)	(2.91)	(2.54)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	104.39	106.85	108.72	107.16	104.19
End of period number of common shares (diluted)	393.3	386.1	383.7	381.5	377.9
Common Stock Price Range (based on closing price):
High	108.51	108.01	114.00	121.38	121.06
Low	92.71	95.71	100.05	102.05	91.33
Close	102.47	105.20	108.24	118.17	95.68
Common Stock market capitalization (1)	39,635	39,860	40,731	44,396	35,650

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

OPERATIONS HIGHLIGHTS

	2021			2022
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	618.6	625.3	629.4	593.7	560.7
Retail customers	401.2	395.4	401.4	364.7	314.3
General account	491.6	493.2	493.0	456.2	382.4
Total PGIM	1,511.4	1,513.9	1,523.8	1,414.6	1,257.4
U.S. Businesses	162.6	160.0	163.1	151.9	132.2
International Businesses	13.2	12.1	12.8	13.8	13.6
Corporate and Other	42.8	40.6	42.6	39.8	6.4
Total assets under management	1,730.0	1,726.6	1,742.3	1,620.1	1,409.6
Assets under administration	372.2	372.4	382.5	370.7	145.9
Total assets under management and administration	2,102.2	2,099.0	2,124.8	1,990.8	1,555.5
Distribution Representatives (1):
Prudential Advisors	3,005	2,979	2,846	2,835	2,817
International Life Planners	6,071	6,138	6,024	6,056	5,924
Gibraltar Life Consultants	7,088	7,094	7,100	7,022	6,910
Prudential Advisor Productivity (in thousands)	80	83	106	76	83

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(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	6,086	12,651	6,723	7,300	6,634	12,973	13,934	7%
Policy charges and fee income	1,393	1,589	1,512	1,454	1,615	2,885	3,069	6%
Net investment income	3,490	3,666	3,617	3,413	3,241	6,877	6,654	-3%
Asset management fees, commissions and other income	1,649	1,757	1,892	1,490	2,284	3,639	3,774	4%
Total revenues	12,618	19,663	13,744	13,657	13,774	26,374	27,431	4%
Benefits and expenses (1):
Insurance and annuity benefits	6,692	13,520	7,626	8,035	8,694	14,222	16,729	18%
Interest credited to policyholders' account balances	667	665	667	655	663	1,351	1,318	-2%
Interest expense	370	367	362	364	401	745	765	3%
Deferral of acquisition costs	(608)	(646)	(599)	(581)	(522)	(1,299)	(1,103)	15%
Amortization of acquisition costs	503	525	510	535	605	1,045	1,140	9%
General and administrative expenses	3,165	3,388	3,593	3,083	3,061	6,438	6,144	-5%
Total benefits and expenses	10,789	17,819	12,159	12,091	12,902	22,502	24,993	11%
Adjusted operating income before income taxes	1,829	1,844	1,585	1,566	872	3,872	2,438	-37%
Income taxes, applicable to adjusted operating income	389	357	358	348	208	814	556	-32%
After-tax adjusted operating income	1,440	1,487	1,227	1,218	664	3,058	1,882	-38%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	358	98	116	(1,360)	(2,350)	1,413	(3,710)	-363%
Market experience updates	225	(199)	420	(6)	531	529	525	-1%
Divested and Run-off Businesses:
Closed Block division	31	27	48	23	13	65	36	-45%
Other Divested and Run-off Businesses	339	48	284	(299)	402	384	103	-73%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	4	(3)	12	(22)	21	(50)	(1)	98%
Other adjustments (2)	(13)	(9)	(1,077)	(17)	—	(26)	(17)	35%
Total reconciling items, before income taxes	944	(38)	(197)	(1,681)	(1,383)	2,315	(3,064)	-232%
Income taxes, not applicable to adjusted operating income	220	(98)	(188)	(417)	(197)	431	(614)	-242%
Total reconciling items, after income taxes	724	60	(9)	(1,264)	(1,186)	1,884	(2,450)	-230%
Income (loss) before income taxes and equity in earnings of operating joint ventures	2,773	1,806	1,388	(115)	(511)	6,187	(626)	-110%
Income tax expense (benefit)	609	259	170	(69)	11	1,245	(58)	-105%
Income (loss) before equity in earnings of operating joint ventures	2,164	1,547	1,218	(46)	(522)	4,942	(568)	-111%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(6)	(17)	(10)	15	(43)	44	(28)	-164%
Income (loss) attributable to Prudential Financial, Inc.	2,158	1,530	1,208	(31)	(565)	4,986	(596)	-112%
Earnings attributable to noncontrolling interests	25	35	34	(13)	(7)	1	(20)	-2100%
Net income (loss)	2,183	1,565	1,242	(44)	(572)	4,987	(616)	-112%
Less: Income (loss) attributable to noncontrolling interests	25	35	34	(13)	(7)	1	(20)	-2100%
Net income (loss) attributable to Prudential Financial, Inc.	2,158	1,530	1,208	(31)	(565)	4,986	(596)	-112%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 38 and 39 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2021	09/30/2021	12/31/2021	03/31/2022	06/30/2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $80; $92; $114; $192; $109) (amortized cost $338,942; $332,957; $333,459; $332,640; $319,003)	382,981	373,252	372,410	344,957	306,655
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $7; $6; $5; $4; $3) (fair value $1,987; $1,956; $1,803; $1,679; $1,475)	1,662	1,644	1,514	1,432	1,280
Fixed maturities, trading, at fair value
(amortized cost $6,690; $9,583; $8,741; $8,262; $7,354)	6,567	9,548	8,823	7,724	6,272
Assets supporting experience-rated contractholder liabilities, at fair value	24,596	3,424	3,358	3,184	2,785
Equity securities, at fair value
(cost $5,413; $5,100; $5,815; $4,872; $4,502)	8,018	7,727	8,574	7,397	6,402
Commercial mortgage and other loans
(net of allowance for credit losses $172; $117; $119; $121; $196)	64,359	57,786	58,666	59,304	56,840
Policy loans	10,652	10,471	10,386	10,207	10,024
Other invested assets
(net of allowance for credit losses $2; $2; $2; $2; $1)	20,384	20,205	21,833	21,540	21,310
Short-term investments
(net of allowance for credit losses $0; $0; $0; $0; $0)	6,325	4,733	6,635	4,592	6,828
Total investments	525,544	488,790	492,199	460,337	418,396
Cash and cash equivalents	15,145	15,605	12,888	14,086	14,359
Accrued investment income	3,037	2,808	2,855	2,838	2,798
Deferred policy acquisition costs	19,029	18,067	18,192	18,479	18,632
Value of business acquired	1,057	815	771	714	571
Income tax assets	—	—	—	—	696
Other assets
(net of allowance for credit losses $15; $16; $19; $20; $21) (1)	21,957	164,645	164,532	151,991	34,534
Separate account assets	340,692	241,852	246,145	229,621	205,613
Total assets	926,461	932,582	937,582	878,066	695,599
Liabilities:
Future policy benefits	289,233	291,721	290,784	284,380	275,096
Policyholders' account balances	159,548	122,337	122,633	122,465	130,352
Securities sold under agreements to repurchase	9,557	9,899	10,185	9,085	8,006
Cash collateral for loaned securities	4,431	4,382	4,251	4,771	5,741
Income tax liabilities	10,196	10,540	9,513	4,501	—
Senior short-term debt	909	909	722	544	558
Senior long-term debt	12,055	11,070	11,003	11,082	11,008
Junior subordinated long-term debt	7,615	7,617	7,619	8,607	8,604
Other liabilities
(net of allowance for credit losses $20; $21; $21; $19; $18) (1)	28,257	169,414	171,845	158,072	21,471
Notes issued by consolidated variable interest entities	284	282	274	260	232
Separate account liabilities	340,692	241,852	246,145	229,621	205,613
Total liabilities	862,777	870,023	874,974	833,388	666,681
Equity:
Accumulated other comprehensive income (loss)	23,277	21,836	21,324	4,205	(10,178)
Other equity	39,771	40,051	40,552	39,773	38,413
Total Prudential Financial, Inc. equity	63,048	61,887	61,876	43,978	28,235
Noncontrolling interests	636	672	732	700	683
Total equity	63,684	62,559	62,608	44,678	28,918
Total liabilities and equity	926,461	932,582	937,582	878,066	695,599

__________
(1) September 30, 2021, December 31, 2021 and March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	418,396	51,061	367,335	3,441	168,022	172,496	23,376
Deferred policy acquisition costs	18,632	179	18,453	—	11,122	7,679	(348)
Other assets	52,958	1,357	51,601	4,173	29,712	9,458	8,258
Separate account assets	205,613	—	205,613	41,874	166,861	—	(3,122)
Total assets	695,599	52,597	643,002	49,488	375,717	189,633	28,164
Liabilities:
Future policy benefits	275,096	44,934	230,162	—	102,266	118,471	9,425
Policyholders' account balances	130,352	4,664	125,688	—	72,270	45,125	8,293
Debt	20,170	—	20,170	1,729	7,889	289	10,263
Other liabilities	35,450	4,445	31,005	2,447	11,015	10,607	6,936
Separate account liabilities	205,613	—	205,613	41,874	166,861	—	(3,122)
Total liabilities	666,681	54,043	612,638	46,050	360,301	174,492	31,795
Equity:
Accumulated other comprehensive loss	(10,178)	(107)	(10,071)	(162)	(5,516)	(2,056)	(2,337)
Other equity	38,413	(1,351)	39,764	2,573	20,844	17,161	(814)
Total Prudential Financial, Inc. equity	28,235	(1,458)	29,693	2,411	15,328	15,105	(3,151)
Noncontrolling interests	683	12	671	1,027	88	36	(480)
Total equity	28,918	(1,446)	30,364	3,438	15,416	15,141	(3,631)
Total liabilities and equity	695,599	52,597	643,002	49,488	375,717	189,633	28,164

	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,928	204,475	32,188
Deferred policy acquisition costs	18,192	188	18,004	—	10,714	7,658	(368)
Other assets (1)	181,046	991	180,055	4,828	70,007	10,603	94,617
Separate account assets	246,145	—	246,145	43,930	205,951	—	(3,736)
Total assets	937,582	59,979	877,603	53,566	478,600	222,736	122,701
Liabilities:
Future policy benefits	290,784	45,596	245,188	—	108,439	127,661	9,088
Policyholders' account balances	122,633	4,737	117,896	—	59,987	49,503	8,406
Debt	19,344	—	19,344	1,698	8,513	166	8,967
Other liabilities (1)	196,068	11,086	184,982	4,192	65,038	16,125	99,627
Separate account liabilities	246,145	—	246,145	43,930	205,951	—	(3,736)
Total liabilities	874,974	61,419	813,555	49,820	447,928	193,455	122,352
Equity:
Accumulated other comprehensive income	21,324	(46)	21,370	(48)	9,218	12,182	18
Other equity	40,552	(1,406)	41,958	2,721	21,362	17,062	813
Total Prudential Financial, Inc. equity	61,876	(1,452)	63,328	2,673	30,580	29,244	831
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	62,608	(1,440)	64,048	3,746	30,672	29,281	349
Total liabilities and equity	937,582	59,979	877,603	53,566	478,600	222,736	122,701

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2022				As of December 31, 2021
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	4,978	8,604	13,582	98	4,975	7,619	12,692
Operating Debt	387	5,653	—	6,040	420	5,650	—	6,070
Limited recourse and non-recourse borrowing	171	377	—	548	204	378	—	582
Total Debt	558	11,008	8,604	20,170	722	11,003	7,619	19,344

	As of June 30, 2022				As of December 31, 2021
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,092	444	46	13,582	12,096	444	152	12,692
Operating Debt	5,605	435	—	6,040	5,602	468	—	6,070
Limited recourse and non-recourse borrowing	—	205	343	548	—	274	308	582
Total Debt	18,697	1,084	389	20,170	17,698	1,186	460	19,344

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $344 million of surplus notes as of June 30, 2022 and $344 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	71	13	47	(4)	(14)	97	(18)	-119%
Asset management fees, commissions and other income	938	1,059	1,051	930	843	2,226	1,773	-20%
Total revenues	1,009	1,072	1,098	926	829	2,323	1,755	-24%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	6	6	6	6	10	13	16	23%
Deferral of acquisition costs	(1)	(1)	(1)	(1)	—	(3)	(1)	67%
Amortization of acquisition costs	1	2	1	1	1	3	2	-33%
General and administrative expenses	688	738	742	732	612	1,344	1,344	—%
Total benefits and expenses	694	745	748	738	623	1,357	1,361	—%
Adjusted operating income before income taxes	315	327	350	188	206	966	394	-59%
Total revenues	1,009	1,072	1,098	926	829	2,323	1,755	-24%
Less: Passthrough distribution revenue	29	30	29	19	29	61	48	-21%
Less: Revenue associated with consolidations	35	46	19	15	(21)	6	(6)	-200%
Total adjusted revenues (2)	945	996	1,050	892	821	2,256	1,713	-24%
Adjusted operating margin (2)(3)	33.3%	32.8%	33.3%	21.1%	25.1%	42.8%	23.0%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 24.8%, 20.3%, 31.9%, 30.5%, and 31.2% for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively, and 22.5% and 41.6% for the six months ended June 30, 2022 and June 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	803	847	857	809	756	1,598	1,565	-2%
Other related revenues (1)	86	92	143	19	17	168	36	-79%
Service, distribution and other revenues	120	133	98	98	56	557	154	-72%
Total PGIM revenues	1,009	1,072	1,098	926	829	2,323	1,755	-24%
Analysis of asset management fees by source:
Institutional customers	349	366	376	363	357	697	720	3%
Retail customers	307	332	334	301	274	609	575	-6%
General account	147	149	147	145	125	292	270	-8%
Total asset management fees	803	847	857	809	756	1,598	1,565	-2%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	46.3	408.0	74.2	30.9	1.3	560.7
Retail customers	99.3	140.7	2.0	0.8	71.5	314.3
General account	3.5	251.8	55.6	71.5	—	382.4
Total	149.1	800.5	131.8	103.2	72.8	1,257.4

	June 30, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	62.2	471.2	54.2	24.4	6.6	618.6
Retail customers	145.6	178.7	1.8	0.7	74.4	401.2
General account	4.8	337.5	69.6	79.7	—	491.6
Total	212.6	987.4	125.6	104.8	81.0	1,511.4
__________
(1) Other related revenues, net of related expenses are $2 million, $8 million, $87 million, $56 million, and $62 million for the three months ended June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021, and June 30, 2021, respectively, and $10 million and $119 million for the six months ended June 30, 2022 and June 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	528.6	555.6	562.4	568.0	536.9	550.2	568.0
Additions	23.0	14.0	20.2	16.8	24.6	44.2	41.4
Withdrawals	(17.4)	(13.3)	(16.7)	(16.5)	(16.5)	(37.5)	(33.0)
Change in market value	18.8	1.7	4.0	(34.2)	(46.5)	(0.6)	(80.7)
Net money market flows	0.8	(1.1)	(1.9)	4.4	(3.4)	(1.7)	1.0
Other	1.8	5.5	—	(1.6)	44.6	1.0	43.0
Ending assets under management	555.6	562.4	568.0	536.9	539.7	555.6	539.7
Affiliated institutional assets under management	63.0	62.9	61.4	56.8	21.0	63.0	21.0
Total assets managed for institutional customers at end of period	618.6	625.3	629.4	593.7	560.7	618.6	560.7
Net institutional additions, excluding money market activity	5.6	0.7	3.5	0.3	8.1	6.7	8.4
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	250.8	266.0	262.8	265.8	238.7	252.5	265.8
Additions	19.2	16.9	23.7	20.2	16.1	48.9	36.3
Withdrawals	(19.5)	(17.3)	(27.3)	(24.8)	(24.4)	(44.8)	(49.2)
Change in market value	16.9	1.0	5.0	(22.5)	(33.0)	10.8	(55.5)
Net money market flows	0.2	0.3	0.1	0.6	0.3	0.3	0.9
Other	(1.6)	(4.1)	1.5	(0.6)	6.3	(1.7)	5.7
Ending assets under management	266.0	262.8	265.8	238.7	204.0	266.0	204.0
Affiliated retail assets under management	135.2	132.6	135.6	126.0	110.3	135.2	110.3
Total assets managed for retail customers at end of period	401.2	395.4	401.4	364.7	314.3	401.2	314.3
Net retail additions (withdrawals), excluding money market activity	(0.3)	(0.4)	(3.6)	(4.6)	(8.3)	4.1	(12.9)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	2,545	8,639	3,054	3,074	3,271	5,029	6,345	26%
Policy charges and fee income	1,331	1,519	1,440	1,377	1,528	2,736	2,905	6%
Net investment income	1,924	2,110	2,006	1,998	1,802	3,820	3,800	-1%
Asset management fees, commissions and other income	845	880	991	809	1,760	1,660	2,569	55%
Total revenues	6,645	13,148	7,491	7,258	8,361	13,245	15,619	18%
Benefits and expenses (1):
Insurance and annuity benefits	3,550	9,946	4,349	4,278	5,608	7,247	9,886	36%
Interest credited to policyholders' account balances	433	436	438	430	450	875	880	1%
Interest expense	199	200	201	202	217	397	419	6%
Deferral of acquisition costs	(304)	(294)	(301)	(258)	(253)	(645)	(511)	21%
Amortization of acquisition costs	252	247	247	241	323	487	564	16%
General and administrative expenses	1,468	1,523	1,662	1,422	1,646	2,994	3,068	2%
Total benefits and expenses	5,598	12,058	6,596	6,315	7,991	11,355	14,306	26%
Adjusted operating income before income taxes	1,047	1,090	895	943	370	1,890	1,313	-31%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	1,120	7,202	1,522	1,592	1,802	2,171	3,394	56%
Policy charges and fee income	666	672	664	615	507	1,318	1,122	-15%
Net investment income	1,175	1,301	1,221	1,230	1,070	2,324	2,300	-1%
Asset management fees, commissions and other income	437	471	460	413	1,399	886	1,812	105%
Total revenues	3,398	9,646	3,867	3,850	4,778	6,699	8,628	29%
Benefits and expenses (1):
Insurance and annuity benefits	1,636	7,735	2,011	2,031	2,301	3,060	4,332	42%
Interest credited to policyholders' account balances	179	177	173	167	181	357	348	-3%
Interest expense	9	9	7	8	15	16	23	44%
Deferral of acquisition costs	(101)	(95)	(87)	(81)	(87)	(207)	(168)	19%
Amortization of acquisition costs	158	146	142	134	111	293	245	-16%
General and administrative expenses	595	604	592	551	554	1,200	1,105	-8%
Total benefits and expenses	2,476	8,576	2,838	2,810	3,075	4,719	5,885	25%
Adjusted operating income before income taxes	922	1,070	1,029	1,040	1,703	1,980	2,743	39%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	1,094	7,178	1,502	1,554	1,799	2,115	3,353	59%
Policy charges and fee income	9	9	9	8	10	18	18	—%
Net investment income	952	1,054	990	968	892	1,877	1,860	-1%
Asset management fees, commissions and other income	115	145	139	113	93	262	206	-21%
Total revenues	2,170	8,386	2,640	2,643	2,794	4,272	5,437	27%
Benefits and expenses (1):
Insurance and annuity benefits	1,570	7,662	1,950	1,935	2,259	2,913	4,194	44%
Interest credited to policyholders' account balances	89	85	84	81	76	179	157	-12%
Interest expense	4	4	3	4	(2)	7	2	-71%
Deferral of acquisition costs	(2)	(8)	(3)	(2)	(3)	(7)	(5)	29%
Amortization of acquisition costs	4	9	5	5	3	8	8	—%
General and administrative expenses	55	63	58	52	63	108	115	6%
Total benefits and expenses	1,720	7,815	2,097	2,075	2,396	3,208	4,471	39%
Adjusted operating income before income taxes	450	571	543	568	398	1,064	966	-9%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Beginning total account value	247,496	243,843	246,068	245,720	239,102	243,387	245,720
Additions	661	8,045	3,501	2,278	3,700	10,421	5,978
Withdrawals and benefits	(5,744)	(4,546)	(4,893)	(4,899)	(3,560)	(11,386)	(8,459)
Change in market value, interest credited and interest income	1,346	618	570	(1,570)	(2,389)	693	(3,959)
Other (1)	84	(1,892)	474	(2,427)	(2,259)	728	(4,686)
Ending total account value	243,843	246,068	245,720	239,102	234,594	243,843	234,594
Net additions (withdrawals)	(5,083)	3,499	(1,392)	(2,621)	140	(965)	(2,481)
Amounts included in ending total account value above:
Investment-only stable value wraps	72,857	71,962	70,207	68,582	71,125
International reinsurance (2)(3)	81,402	79,993	82,406	81,816	74,021
Group annuities and other products (3)	89,584	94,113	93,107	88,704	89,448
Ending total account value	243,843	246,068	245,720	239,102	234,594

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.
(3) The amounts for second and third quarters of 2021 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	26	24	20	38	3	56	41	-27%
Policy charges and fee income	657	663	655	607	497	1,300	1,104	-15%
Net investment income	223	247	231	262	178	447	440	-2%
Asset management fees, commissions and other income	322	326	321	300	1,306	624	1,606	157%
Total revenues	1,228	1,260	1,227	1,207	1,984	2,427	3,191	31%
Benefits and expenses (1):
Insurance and annuity benefits	66	73	61	96	42	147	138	-6%
Interest credited to policyholders' account balances	90	92	89	86	105	178	191	7%
Interest expense	5	5	4	4	17	9	21	133%
Deferral of acquisition costs	(99)	(87)	(84)	(79)	(84)	(200)	(163)	19%
Amortization of acquisition costs	154	137	137	129	108	285	237	-17%
General and administrative expenses	540	541	534	499	491	1,092	990	-9%
Total benefits and expenses	756	761	741	735	679	1,511	1,414	-6%
Adjusted operating income before income taxes	472	499	486	472	1,305	916	1,777	94%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Variable Annuities:
Beginning total account value	170,630	176,554	172,813	176,439	162,936	170,546	176,439
Sales: FlexGuard Suite (1)(2)	1,479	1,317	1,369	1,405	1,451	3,053	2,856
Other variable annuities (2)(3)	156	146	137	114	80	332	194
Total sales	1,635	1,463	1,506	1,519	1,531	3,385	3,050
Full surrenders and death benefits	(2,658)	(2,545)	(2,625)	(2,156)	(1,528)	(5,112)	(3,684)
Sales, net of full surrenders and death benefits	(1,023)	(1,082)	(1,119)	(637)	3	(1,727)	(634)
Partial withdrawals and other benefit payments	(1,238)	(1,237)	(1,522)	(1,371)	(915)	(2,570)	(2,286)
Net flows	(2,261)	(2,319)	(2,641)	(2,008)	(912)	(4,297)	(2,920)
Change in market value, interest credited, and other (4)	9,106	(518)	7,176	(10,643)	(43,832)	12,140	(54,475)
Policy charges	(921)	(904)	(909)	(852)	(618)	(1,835)	(1,470)
Ending total account value	176,554	172,813	176,439	162,936	117,574	176,554	117,574
Variable Annuities Account Value by Product:
FlexGuard Suite (1)(2)	5,534	6,824	8,699	9,625	9,533	5,534	9,533
Other variable annuities (2)(3)	171,020	165,989	167,740	153,311	108,041	171,020	108,041
Ending total account value	176,554	172,813	176,439	162,936	117,574	176,554	117,574
Fixed Annuities and other products:
Beginning total account value	5,812	5,857	5,865	5,866	5,858	5,734	5,866
Sales	58	37	45	24	67	163	91
Full surrenders and death benefits	(25)	(28)	(28)	(32)	(32)	(63)	(64)
Sales, net of full surrenders and death benefits	33	9	17	(8)	35	100	27
Partial withdrawals and other benefit payments	(90)	(97)	(99)	(96)	(79)	(187)	(175)
Net flows	(57)	(88)	(82)	(104)	(44)	(87)	(148)
Interest credited and other	102	96	84	96	(249)	210	(153)
Policy charges	—	—	(1)	—	(1)	—	(1)
Ending total account value, gross	5,857	5,865	5,866	5,858	5,564	5,857	5,564
Reinsurance ceded	(459)	(463)	(477)	(481)	(514)	(459)	(514)
Ending total account value, net	5,398	5,402	5,389	5,377	5,050	5,398	5,050
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (5):
Insurance Agents	630	578	635	614	607	1,243	1,221
Wirehouses	131	90	113	84	58	265	142
Independent Marketing Organization	3	3	3	1	2	9	3
Independent Financial Planners	860	762	725	766	843	1,892	1,609
Bank Distribution	69	67	75	78	88	139	166
Total	1,693	1,500	1,551	1,543	1,598	3,548	3,141

__________
(1) Includes Prudential FlexGuard and FlexGuard Income.
(2) Prior period amounts have been reclassified to conform to current period presentation.
(3) Includes Prudential Premier Investment (PPI), MyRock and legacy products with and without guaranteed minimum income and withdrawal benefits.
(4) Includes impact from the sale of the Traditional Variable Annuity Block of Business.
(5) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Account Values in General Account (1):
Beginning balance	15,450	17,102	18,300	20,062	20,928	13,843	20,062
Premiums and deposits	1,512	1,341	1,359	1,366	1,596	3,152	2,962
Full surrenders and death benefits	(94)	(93)	(101)	(106)	(225)	(201)	(331)
Premiums and deposits net of full surrenders and death benefits	1,418	1,248	1,258	1,260	1,371	2,951	2,631
Partial withdrawals and other benefit payments	(150)	(159)	(184)	(174)	(124)	(311)	(298)
Net flows	1,268	1,089	1,074	1,086	1,247	2,640	2,333
Change in market value, interest credited and other (2)	392	140	701	72	(2,461)	596	(2,389)
Net transfers (to) from separate account	(8)	(31)	(12)	(292)	(283)	23	(575)
Policy charges	—	—	(1)	—	(1)	—	(1)
Ending balance, gross	17,102	18,300	20,062	20,928	19,430	17,102	19,430
Reinsurance ceded	(459)	(463)	(477)	(481)	(514)	(459)	(514)
Ending balance, net	16,643	17,837	19,585	20,447	18,916	16,643	18,916
Account Values in Separate Account (1):
Beginning balance	160,992	165,309	160,378	162,243	147,866	162,437	162,243
Premiums and deposits	181	159	192	177	2	396	179
Full surrenders and death benefits	(2,589)	(2,480)	(2,552)	(2,082)	(1,335)	(4,974)	(3,417)
Premiums and deposits net of full surrenders and death benefits	(2,408)	(2,321)	(2,360)	(1,905)	(1,333)	(4,578)	(3,238)
Partial withdrawals and other benefit payments	(1,178)	(1,175)	(1,437)	(1,293)	(870)	(2,446)	(2,163)
Net flows	(3,586)	(3,496)	(3,797)	(3,198)	(2,203)	(7,024)	(5,401)
Change in market value, interest credited and other (2)	8,816	(562)	6,559	(10,619)	(41,620)	11,754	(52,239)
Net transfers (to) from general account	8	31	12	292	283	(23)	575
Policy charges	(921)	(904)	(909)	(852)	(618)	(1,835)	(1,470)
Ending balance	165,309	160,378	162,243	147,866	103,708	165,309	103,708

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2) Includes impact from the sale of the Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES LIVING BENEFIT FEATURES
(in millions)

	2021			2022
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,831	1,743	1,702	1,543	546
Guaranteed minimum withdrawal benefits	319	302	302	271	112
Guaranteed minimum income benefits	2,547	2,430	2,444	2,202	1,631
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	138,097	133,982	135,293	123,571	87,601
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,299	3,228	3,303	3,068	2,660
Total	146,093	141,685	143,044	130,655	92,550
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	115,152	111,582	113,110	103,805	73,070
Account Values with Auto-Rebalancing Feature - externally reinsured	3,299	3,228	3,303	3,068	2,660
Account Values without Auto-Rebalancing Feature	27,642	26,875	26,631	23,782	16,820
Total	146,093	141,685	143,044	130,655	92,550
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,898	3,287	2,931	4,485	5,754
Net Amount at Risk without Auto-Rebalancing Feature	422	450	409	734	1,526
Total	3,320	3,737	3,340	5,219	7,280
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES DEATH BENEFIT FEATURES
(in millions)

	2021			2022
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	134,910	130,968	132,265	120,838	84,119
Net amount at risk	200	203	199	311	640
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,959	28,912	29,121	26,565	19,122
Net amount at risk	2,049	2,419	2,055	3,187	4,529
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	118,450	114,810	116,413	106,873	75,730
Account Values without Auto-Rebalancing Feature	46,419	45,070	44,973	40,530	27,511
Total	164,869	159,880	161,386	147,403	103,241
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,027	1,334	1,066	1,910	2,961
Net Amount at Risk without Auto-Rebalancing Feature	1,222	1,288	1,188	1,588	2,208
Total	2,249	2,622	2,254	3,498	5,169
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	1,201	1,217	1,259	1,219	1,208	2,410	2,427	1%
Policy charges and fee income	158	169	174	181	151	352	332	-6%
Net investment income	133	142	131	124	117	265	241	-9%
Asset management fees, commissions and other income	26	25	26	20	20	47	40	-15%
Total revenues	1,518	1,553	1,590	1,544	1,496	3,074	3,040	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,207	1,394	1,493	1,351	1,145	2,595	2,496	-4%
Interest credited to policyholders' account balances	43	41	40	36	38	90	74	-18%
Interest expense	1	—	1	1	1	2	2	—%
Deferral of acquisition costs	—	—	(3)	(2)	—	—	(2)	—%
Amortization of acquisition costs	2	1	1	1	2	3	3	—%
General and administrative expenses	248	252	263	268	257	499	525	5%
Total benefits and expenses	1,501	1,688	1,795	1,655	1,443	3,189	3,098	-3%
Adjusted operating income (loss) before income taxes	17	(135)	(205)	(111)	53	(115)	(58)	50%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Annualized New Business Premiums:
Group life	16	51	23	180	26	191	206
Group disability	35	17	49	130	17	155	147
Total	51	68	72	310	43	346	353
Future Policy Benefits (1):
Group life	2,482	2,574	2,756	2,606	2,480
Group disability	2,906	2,954	3,030	3,066	3,089
Total	5,388	5,528	5,786	5,672	5,569
Policyholders' Account Balances (1):
Group life	6,624	6,380	6,175	5,992	5,978
Group disability	131	131	131	137	133
Total	6,755	6,511	6,306	6,129	6,111
Separate Account Liabilities (1):
Group life	27,185	27,345	27,097	25,938	23,772
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,068	1,004	1,053	1,059	1,103	2,104	2,162
Earned premiums	904	915	928	916	887	1,827	1,803
Earned policy charges and fee income	138	148	151	158	127	311	285
Benefits ratio (3)	91.1%	105.2%	109.8%	103.6%	87.7%	97.8%	95.9%
Administrative operating expense ratio	11.0%	11.7%	11.5%	10.7%	10.7%	10.9%	10.7%
Persistency ratio	96.6%	96.5%	96.4%	96.3%	96.4%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	317	322	355	340	344	631	684
Earned premiums	297	302	331	303	321	583	624
Earned policy charges and fee income	20	21	23	23	24	41	47
Benefits ratio (3)	80.9%	85.9%	87.3%	73.4%	73.0%	80.7%	73.2%
Administrative operating expense ratio	32.7%	32.3%	31.4%	31.1%	32.2%	32.5%	31.7%
Persistency ratio	94.0%	93.5%	93.4%	92.8%	92.4%
Total Group Insurance:
Benefits ratio (3)	88.8%	100.7%	104.3%	96.5%	84.0%	93.9%	90.4%
Administrative operating expense ratio	16.1%	16.8%	16.5%	15.6%	15.9%	15.9%	15.8%
Net face amount of policies in force (in billions) (4)	1,960	1,976	2,004	2,021	2,068

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.1%, 75.5%, and 84.20% for the three months ended June 30, 2022, respectively, and 91.1%, 80.9%, and 88.7% for the three months ended June 30, 2021, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	224	220	273	263	261	448	524	17%
Policy charges and fee income	507	678	602	581	870	1,066	1,451	36%
Net investment income	615	667	653	644	614	1,230	1,258	2%
Asset management fees, commissions and other income	270	274	279	269	263	507	532	5%
Total revenues	1,616	1,839	1,807	1,757	2,008	3,251	3,765	16%
Benefits and expenses (1):
Insurance and annuity benefits	707	817	845	896	2,162	1,592	3,058	92%
Interest credited to policyholders' account balances	211	218	225	227	231	428	458	7%
Interest expense	187	187	190	189	198	375	387	3%
Deferral of acquisition costs	(203)	(199)	(211)	(175)	(166)	(438)	(341)	22%
Amortization of acquisition costs	92	100	104	106	210	191	316	65%
General and administrative expenses	476	506	573	463	698	1,001	1,161	16%
Total benefits and expenses	1,470	1,629	1,726	1,706	3,333	3,149	5,039	60%
Adjusted operating income (loss) before income taxes	146	210	81	51	(1,325)	102	(1,274)	-1349%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	34	26	24	24	23	65	47
Universal life (2)	34	19	22	22	22	61	44
Variable life	112	144	136	104	110	258	214
Total	180	189	182	150	155	384	305
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	40	35	38	35	33	76	68
Third party distribution	140	154	144	115	122	308	237
Total	180	189	182	150	155	384	305
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (3):
Beginning balance	30,385	30,567	30,602	30,876	31,079	29,950	30,876
Premiums and deposits	573	1,103	691	671	623	1,328	1,294
Surrenders and withdrawals	(293)	(888)	(386)	(424)	(437)	(598)	(861)
Net sales	280	215	305	247	186	730	433
Benefit payments	(57)	(77)	(52)	(60)	(60)	(121)	(120)
Net flows	223	138	253	187	126	609	313
Interest credited and other	374	312	451	367	404	809	771
Net transfers from separate account	101	97	88	168	98	224	266
Policy charges	(516)	(512)	(518)	(519)	(525)	(1,025)	(1,044)
Ending balance	30,567	30,602	30,876	31,079	31,182	30,567	31,182
Separate Account Liabilities:
Beginning balance	42,836	45,502	45,555	48,133	45,226	41,428	48,133
Premiums and deposits	646	708	762	658	700	1,386	1,358
Surrenders and withdrawals	(294)	(258)	(272)	(238)	(237)	(562)	(475)
Net sales	352	450	490	420	463	824	883
Benefit payments	(136)	(140)	(150)	(146)	(116)	(288)	(262)
Net flows	216	310	340	274	347	536	621
Change in market value, interest credited and other	2,847	147	2,639	(2,699)	(6,231)	4,348	(8,930)
Net transfers to general account	(101)	(97)	(88)	(168)	(98)	(224)	(266)
Policy charges	(296)	(307)	(313)	(314)	(313)	(586)	(627)
Ending balance	45,502	45,555	48,133	45,226	38,931	45,502	38,931
NET FACE AMOUNT IN FORCE (in billions) (4):
Term life	241	241	299	299	298
Universal life (2)	97	96	99	98	99
Variable life	145	149	152	149	144
Total	483	486	550	546	541

__________
(1) Excludes corporate-owned life insurance.
(2) The amounts for second, third and fourth quarters of 2021 have been reclassified to conform to current period presentation.
(3) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(4) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	1	—	1	—	1	1	1	—%
Asset management fees, commissions and other income	112	110	226	107	78	220	185	-16%
Total revenues	113	110	227	107	79	221	186	-16%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	2	4	3	4	3	4	7	75%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	149	161	234	140	137	294	277	-6%
Total benefits and expenses	151	165	237	144	140	298	284	-5%
Adjusted operating loss before income taxes	(38)	(55)	(10)	(37)	(61)	(77)	(98)	-27%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	3,547	4,021	3,682	4,234	3,363	7,958	7,597	-5%
Policy charges and fee income	76	86	88	92	101	177	193	9%
Net investment income	1,354	1,376	1,373	1,297	1,286	2,654	2,583	-3%
Asset management fees, commissions and other income	116	135	130	103	(14)	235	89	-62%
Total revenues	5,093	5,618	5,273	5,726	4,736	11,024	10,462	-5%
Benefits and expenses (1):
Insurance and annuity benefits	3,152	3,573	3,289	3,764	3,083	6,988	6,847	-2%
Interest credited to policyholders' account balances	200	195	195	191	179	409	370	-10%
Interest expense	1	1	3	3	5	2	8	300%
Deferral of acquisition costs	(320)	(367)	(307)	(328)	(286)	(681)	(614)	10%
Amortization of acquisition costs	264	291	276	305	291	581	596	3%
General and administrative expenses	993	1,038	988	990	909	2,051	1,899	-7%
Total benefits and expenses	4,290	4,731	4,444	4,925	4,181	9,350	9,106	-3%
Adjusted operating income before income taxes	803	887	829	801	555	1,674	1,356	-19%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	1,826	1,983	1,829	2,225	1,762	4,094	3,987	-3%
Policy charges and fee income	41	53	51	53	49	103	102	-1%
Net investment income	549	580	582	574	555	1,082	1,129	4%
Asset management fees, commissions and other income	67	79	73	72	59	134	131	-2%
Total revenues	2,483	2,695	2,535	2,924	2,425	5,413	5,349	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,652	1,778	1,658	1,979	1,636	3,641	3,615	-1%
Interest credited to policyholders' account balances	46	47	49	49	45	97	94	-3%
Interest expense	—	1	2	2	3	1	5	400%
Deferral of acquisition costs	(163)	(173)	(165)	(176)	(145)	(345)	(321)	7%
Amortization of acquisition costs	110	128	122	145	128	260	273	5%
General and administrative expenses	431	439	441	447	415	888	862	-3%
Total benefits and expenses	2,076	2,220	2,107	2,446	2,082	4,542	4,528	—%
Adjusted operating income before income taxes	407	475	428	478	343	871	821	-6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	1,721	2,038	1,853	2,009	1,601	3,864	3,610	-7%
Policy charges and fee income	35	33	37	39	52	74	91	23%
Net investment income	805	796	791	723	731	1,572	1,454	-8%
Asset management fees, commissions and other income	49	56	57	31	(73)	101	(42)	-142%
Total revenues	2,610	2,923	2,738	2,802	2,311	5,611	5,113	-9%
Benefits and expenses (1):
Insurance and annuity benefits	1,500	1,795	1,631	1,785	1,447	3,347	3,232	-3%
Interest credited to policyholders' account balances	154	148	146	142	134	312	276	-12%
Interest expense	1	—	1	1	2	1	3	200%
Deferral of acquisition costs	(157)	(194)	(142)	(152)	(141)	(336)	(293)	13%
Amortization of acquisition costs	154	163	154	160	163	321	323	1%
General and administrative expenses	562	599	547	543	494	1,163	1,037	-11%
Total benefits and expenses	2,214	2,511	2,337	2,479	2,099	4,808	4,578	-5%
Adjusted operating income before income taxes	396	412	401	323	212	803	535	-33%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,698	1,845	1,687	2,065	1,580	3,853	3,645
Gibraltar Life	1,756	2,071	1,890	2,048	1,653	3,938	3,701
All other countries	169	191	193	213	231	344	444
Total	3,623	4,107	3,770	4,326	3,464	8,135	7,790
Annualized new business premiums:
Japan, excluding Gibraltar Life	184	183	174	200	159	390	359
Gibraltar Life	261	270	211	205	231	519	436
All other countries	47	51	53	56	67	89	123
Total	492	504	438	461	457	998	918
Annualized new business premiums by distribution channel:
Life Planners	231	234	227	256	226	479	482
Gibraltar Life Consultants	137	150	93	100	140	242	240
Banks	61	71	68	52	33	179	85
Independent Agency	63	49	50	53	58	98	111
Total	492	504	438	461	457	998	918
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,742	1,896	1,763	2,184	1,747	3,917	3,931
Gibraltar Life	1,802	2,123	1,966	2,165	1,824	4,012	3,989
All other countries	181	201	215	225	231	372	456
Total	3,725	4,220	3,944	4,574	3,802	8,301	8,376
Annualized new business premiums:
Japan, excluding Gibraltar Life	187	186	178	208	174	394	382
Gibraltar Life	262	272	212	207	240	521	447
All other countries	49	51	58	57	66	93	123
Total	498	509	448	472	480	1,008	952
Annualized new business premiums by distribution channel:
Life Planners	236	237	236	265	240	487	505
Gibraltar Life Consultants	138	151	93	101	145	243	246
Banks	61	71	68	52	33	179	85
Independent Agency	63	50	51	54	62	99	116
Total	498	509	448	472	480	1,008	952

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2021				2022
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	386	386	386	385	384
Gibraltar Life	359	358	357	355	348
All other countries	37	39	40	42	42
Total	782	783	783	782	774
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,354	4,385	4,405	4,436	4,447
Gibraltar Life	6,949	6,941	6,907	6,868	6,805
All other countries	615	636	652	664	682
Total	11,918	11,962	11,964	11,968	11,934
International life insurance individual policy persistency:
Life Planner:
13 months	92.4%	93.1%	93.1%	92.8%	92.7%
25 months	86.9%	87.0%	86.7%	85.9%	85.4%
Gibraltar Life (4):
13 months	95.2%	95.7%	95.9%	95.9%	95.7%
25 months	90.0%	89.8%	89.9%	90.1%	90.2%
Number of Life Planners at end of period:
Japan	4,595	4,630	4,566	4,557	4,481
All other countries	1,476	1,508	1,458	1,499	1,443
Total Life Planners	6,071	6,138	6,024	6,056	5,924
Gibraltar Life Consultants	7,088	7,094	7,100	7,022	6,910

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2021			2022		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2021	2022	% change

Revenues (1):
Premiums	(6)	(9)	(13)	(8)	—	(14)	(8)	43%
Policy charges and fee income	(14)	(16)	(16)	(15)	(14)	(28)	(29)	-4%
Net investment income	141	167	191	122	167	306	289	-6%
Asset management fees, commissions and other income	(250)	(317)	(280)	(352)	(305)	(482)	(657)	-36%
Total revenues	(129)	(175)	(118)	(253)	(152)	(218)	(405)	-86%
Benefits and expenses (1):
Insurance and annuity benefits	(10)	1	(12)	(7)	3	(13)	(4)	69%
Interest credited to policyholders' account balances	34	34	34	34	34	67	68	1%
Interest expense	164	160	152	153	169	333	322	-3%
Deferral of acquisition costs	17	16	10	6	17	30	23	-23%
Amortization of acquisition costs	(14)	(15)	(14)	(12)	(10)	(26)	(22)	15%
General and administrative expenses	16	89	201	(61)	(106)	49	(167)	-441%
Total benefits and expenses	207	285	371	113	107	440	220	-50%
Adjusted operating loss before income taxes	(336)	(460)	(489)	(366)	(259)	(658)	(625)	5%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	36	40	63	27	50	72	77	7%
Interest expense on debt	(211)	(209)	(199)	(198)	(209)	(419)	(407)	3%
Long-term and deferred compensation expense	(28)	(8)	(10)	(46)	12	(64)	(34)	47%
Other (2)	(133)	(283)	(343)	(149)	(112)	(247)	(261)	-6%
Adjusted operating loss before income taxes	(336)	(460)	(489)	(366)	(259)	(658)	(625)	5%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2022						December 31, 2021
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	244,484	22,881	221,603	61.4%			305,035	28,167	276,868	65.0%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,202	—	1,202	0.3%			1,413	—	1,413	0.3%
Private, available-for-sale, at fair value	61,721	9,407	52,314	14.5%			66,897	10,237	56,660	13.3%
Private, held-to-maturity, at amortized cost, net of allowance (1)	78	—	78	0.0%			101	—	101	0.1%
Fixed maturities, trading, at fair value	6,084	1,009	5,075	1.4%			8,610	1,137	7,473	1.8%
Assets supporting experience-rated contractholder liabilities, at fair value	2,785	—	2,785	0.8%			3,358	—	3,358	0.8%
Equity securities, at fair value	5,740	1,675	4,065	1.1%			7,875	2,288	5,587	1.3%
Commercial mortgage and other loans, at book value, net of allowance	56,526	7,956	48,570	13.4%			57,387	8,241	49,146	11.6%
Policy loans, at outstanding balance	10,024	3,702	6,322	1.7%			10,386	3,815	6,571	1.5%
Other invested assets, net of allowance (2)	17,186	4,256	12,930	3.6%			16,843	4,358	12,485	2.9%
Short-term investments, net of allowance	6,821	175	6,646	1.8%			6,600	557	6,043	1.4%
Subtotal (3)	412,651	51,061	361,590	100.0%			484,505	58,800	425,705	100.0%
Invested assets of other entities and operations (4)	5,745	—	5,745				7,694	—	7,694
Total investments	418,396	51,061	367,335				492,199	58,800	433,399

Fixed Maturities by Credit Quality (3)(5):	June 30, 2022						December 31, 2021
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	179,895	10,149	10,909	—	179,135	80.8%	195,493	27,963	595	—	222,861	80.5%
2	37,134	872	4,022	—	33,984	15.3%	38,830	5,254	148	—	43,936	15.9%
Subtotal - High or Highest Quality Securities	217,029	11,021	14,931	—	213,119	96.1%	234,323	33,217	743	—	266,797	96.4%
3	6,220	144	719	—	5,645	2.5%	6,313	429	196	—	6,546	2.4%
4	2,553	44	386	—	2,211	1.0%	2,642	88	66	1	2,663	0.9%
5	542	16	98	8	452	0.2%	620	45	14	3	648	0.2%
6	214	3	26	15	176	0.2%	249	14	19	30	214	0.1%
Subtotal - Other Securities	9,529	207	1,229	23	8,484	3.9%	9,824	576	295	34	10,071	3.6%
Total	226,558	11,228	16,160	23	221,603	100.0%	244,147	33,793	1,038	34	276,868	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	14,738	185	1,453	—	13,470	25.7%	12,433	941	71	—	13,303	23.5%
2	33,000	596	3,258	—	30,338	58.0%	31,607	2,029	260	—	33,376	58.9%
Subtotal - High or Highest Quality Securities	47,738	781	4,711	—	43,808	83.7%	44,040	2,970	331	—	46,679	82.4%
3	5,296	66	463	—	4,899	9.4%	5,966	287	39	—	6,214	11.0%
4	2,640	91	187	—	2,544	4.9%	2,833	106	74	8	2,857	5.0%
5	1,022	10	72	22	938	1.8%	769	23	33	24	735	1.3%
6	154	5	—	34	125	0.2%	185	19	1	28	175	0.3%
Subtotal - Other Securities	9,112	172	722	56	8,506	16.3%	9,753	435	147	60	9,981	17.6%
Total	56,850	953	5,433	56	52,314	100.0%	53,793	3,405	478	60	56,660	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of June 30, 2022, includes $1,125 million (fair value, $1,307 million) and $78 million (fair value, $84 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $77 million (fair value, $84 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2022 and December 31, 2021, 745 securities with amortized cost of $7,028 million (fair value $6,519 million) and 617 securities with amortized cost of $4,547 million (fair value $4,596 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	June 30, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	118,161	69.3%	146,600	72.2%
Public, held-to-maturity, at amortized cost, net of allowance	1,202	0.7%	1,413	0.7%
Private, available-for-sale, at fair value	19,431	11.4%	21,079	10.4%
Private, held-to-maturity, at amortized cost, net of allowance	78	0.0%	101	0.1%
Fixed maturities, trading, at fair value	680	0.4%	839	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,785	1.6%	3,328	1.6%
Equity securities, at fair value	1,829	1.1%	2,187	1.1%
Commercial mortgage and other loans, at book value, net of allowance	19,024	11.2%	19,969	9.8%
Policy loans, at outstanding balance	2,500	1.5%	2,726	1.3%
Other invested assets (3)	4,622	2.7%	4,203	2.1%
Short-term investments, net of allowance	240	0.1%	692	0.3%
Total	170,552	100.0%	203,137	100.0%

	June 30, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	103,442	54.1%	130,268	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	32,883	17.2%	35,581	16.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,395	2.3%	6,634	3.0%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	30	0.0%
Equity securities, at fair value	2,236	1.2%	3,400	1.6%
Commercial mortgage and other loans, at book value, net of allowance	29,546	15.5%	29,177	13.1%
Policy loans, at outstanding balance	3,822	2.0%	3,845	1.7%
Other invested assets, net of allowance (3)	8,308	4.3%	8,282	3.7%
Short-term investments, net of allowance	6,406	3.4%	5,351	2.4%
Total (4)	191,038	100.0%	222,568	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.60%	2,629	(571)	3.68%	2,729	177
Equity securities	3.89%	42	—	3.73%	46	—
Commercial mortgage and other loans	3.66%	443	(75)	3.99%	496	40
Policy loans	4.51%	72	—	4.49%	77	—
Short-term investments and cash equivalents	1.68%	54	2	0.65%	19	—
Gross investment income before investment expenses	3.61%	3,240	(644)	3.64%	3,367	217
Investment expenses	-0.08%	(81)	—	-0.16%	(139)	—
Subtotal	3.53%	3,159	(644)	3.48%	3,228	217
Other investments (3)		267	(553)		409	189
Investment results of other entities and operations (4)		(8)	110		286	(36)
Less: investment income related to adjusted operating income reconciling items		(177)			(433)
Total		3,241	(1,087)		3,490	370

	Six Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.65%	5,377	(926)	3.66%	5,485	1,238
Equity securities	2.29%	56	—	2.29%	57	—
Commercial mortgage and other loans	3.64%	903	(74)	3.93%	973	49
Policy loans	4.49%	144	—	4.72%	163	—
Short-term investments and cash equivalents	1.08%	72	(1)	0.47%	28	—
Gross investment income before investment expenses	3.56%	6,552	(1,001)	3.59%	6,706	1,287
Investment expenses	-0.12%	(212)	—	-0.15%	(265)	—
Subtotal	3.44%	6,340	(1,001)	3.44%	6,441	1,287
Other investments (3)		720	(681)		758	1,085
Investment results of other entities and operations (4)		162	179		520	5
Less: investment income related to adjusted operating income reconciling items		(568)			(842)
Total		6,654	(1,503)		6,877	2,377
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.70%	943	117	2.72%	976	113
Equity securities	6.75%	33	—	6.66%	36	—
Commercial mortgage and other loans	3.60%	174	(11)	3.80%	189	17
Policy loans	3.76%	25	—	3.49%	25	—
Short-term investments and cash equivalents	1.45%	3	—	0.52%	1	—
Gross investment income before investment expenses	2.86%	1,178	106	2.90%	1,227	130
Investment expenses	-0.14%	(63)	—	-0.15%	(62)	—
Subtotal	2.72%	1,115	106	2.75%	1,165	130
Other investments (2)		62	(852)		122	495
Total		1,177	(746)		1,287	625

	Six Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.70%	1,909	77	2.69%	1,945	56
Equity securities	3.66%	37	—	3.76%	40	—
Commercial mortgage and other loans	3.63%	352	(9)	3.78%	375	21
Policy loans	3.89%	51	—	4.14%	60	—
Short-term investments and cash equivalents	1.76%	6	—	0.45%	2	—
Gross investment income before investment expenses	2.84%	2,355	68	2.85%	2,422	77
Investment expenses	-0.14%	(123)	—	-0.14%	(118)	—
Subtotal	2.70%	2,232	68	2.71%	2,304	77
Other investments (2)		136	(1,575)		215	(437)
Total		2,368	(1,507)		2,519	(360)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.43%	1,686	(688)	4.58%	1,753	64
Equity securities	1.68%	9	—	1.48%	10	—
Commercial mortgage and other loans	3.70%	269	(64)	4.12%	307	23
Policy loans	5.02%	47	—	5.22%	52	—
Short-term investments and cash equivalents	1.69%	51	2	0.66%	18	—
Gross investment income before investment expenses	4.23%	2,062	(750)	4.27%	2,140	87
Investment expenses	-0.03%	(18)	—	-0.17%	(77)	—
Subtotal	4.20%	2,044	(750)	4.10%	2,063	87
Other investments (3)		205	299		287	(306)
Total		2,249	(451)		2,350	(219)

	Six Months Ended June 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.52%	3,468	(1,003)	4.57%	3,540	1,182
Equity securities	1.34%	19	—	1.18%	17	—
Commercial mortgage and other loans	3.65%	551	(65)	4.04%	598	28
Policy loans	4.91%	93	—	5.14%	103	—
Short-term investments and cash equivalents	1.05%	66	(1)	0.47%	26	—
Gross investment income before investment expenses	4.15%	4,197	(1,069)	4.22%	4,284	1,210
Investment expenses	-0.10%	(89)	—	-0.17%	(147)	—
Subtotal	4.05%	4,108	(1,069)	4.05%	4,137	1,210
Other investments (3)		584	894		543	1,522
Total		4,692	(175)		4,680	2,732
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

INCOME STATEMENT IMPACT FROM ANNUAL ASSUMPTION UPDATES AND OTHER REFINEMENTS (1)
(in millions)
	Three Months Ended June 30, 2022
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies	—	—	—	4	(4)	—	—	—
Retirement Strategies - Individual Retirement Strategies	—	—	—	(27)	1	1	—	25
Group Insurance	—	—	—	3	—	—	—	(3)
Individual Life	—	281	—	1,572	—	85	25	(1,401)
Assurance IQ	—	—	(17)	—	—	—	—	(17)
International Businesses - Life Planner	—	2	—	23	—	(2)	—	(19)
International Businesses - Gibraltar Life and Other	—	—	—	3	—	9	—	(12)
Corporate and Other	—	—	—	(4)	—	—	—	4
Total	—	283	(17)	1,574	(3)	93	25	(1,423)

	Three Months Ended June 30, 2021
	Premiums	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders' Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement Strategies - Institutional Retirement Strategies (2)	—	—	—	14	—	—	—	(14)
Retirement Strategies - Individual Retirement Strategies	—	—	—	(6)	2	19	—	(15)
Group Insurance	4	—	—	3	—	—	—	1
Individual Life	—	(59)	—	(42)	—	(8)	(16)	7
International Businesses - Life Planner	—	(10)	—	(4)	—	(8)	—	2
International Businesses - Gibraltar Life and Other	—	—	—	4	—	12	—	(16)
Corporate and Other	—	—	—	(5)	—	—	—	5
Total	4	(69)	—	(36)	2	15	(16)	(30)
__________
(1) Includes one-time impact for annual actuarial assumption updates and other refinements in our insurance businesses as well as the impact from updated Assurance IQ persistency assumptions.
(2) Prior period amounts have been restated to conform to the current period presentation, as the results of the Full Service Retirement Business were transferred to Divested and Run-off Businesses in the third quarter of 2021. This business was subsequently sold in April, 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2022								Three Months Ended June 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,634	—	—	443	35	—	—	7,112	6,086	—	—	463	230	—	—	6,779
Policy charges and fee income	1,615	(57)	(7)	—	—	—	—	1,551	1,393	(43)	(16)	—	66	—	—	1,400
Net investment income	3,241	(4)	—	520	181	—	—	3,938	3,490	(6)	—	629	439	—	—	4,552
Realized investment gains (losses), net	268	(1,440)	279	(60)	(194)	—	—	(1,147)	101	20	129	265	120	—	—	635
Asset management fees, commissions and other income	2,016	(797)	—	(374)	679	43	—	1,567	1,548	406	—	256	362	(21)	—	2,551
Total revenues	13,774	(2,298)	272	529	701	43	—	13,021	12,618	377	113	1,613	1,217	(21)	—	15,917
Benefits and Expenses:
Insurance and annuity benefits	8,694	334	(202)	411	168	—	—	9,405	6,692	34	(30)	1,466	286	—	—	8,448
Interest credited to policyholders' account balances	663	(83)	—	31	54	—	—	665	667	33	(17)	31	360	—	—	1,074
Interest expense	401	—	—	—	—	—	—	401	370	—	—	—	1	—	—	371
Deferral of acquisition costs	(522)	—	—	—	(1)	—	—	(523)	(608)	—	—	—	(1)	—	—	(609)
Amortization of acquisition costs	605	23	(52)	4	1	—	—	581	503	(54)	(61)	5	(1)	—	—	392
General and administrative expenses	3,061	(222)	(5)	70	77	22	—	3,003	3,165	6	(4)	80	233	(25)	13	3,468
Total benefits and expenses	12,902	52	(259)	516	299	22	—	13,532	10,789	19	(112)	1,582	878	(25)	13	13,144

	Six Months Ended June 30, 2022								Six Months Ended June 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	13,934	—	—	852	278	—	—	15,064	12,973	—	—	894	455	—	—	14,322
Policy charges and fee income	3,069	(135)	16	—	60	—	—	3,010	2,885	(119)	(10)	—	134	—	—	2,890
Net investment income	6,654	(14)	—	1,074	582	—	—	8,296	6,877	(18)	—	1,215	860	—	—	8,934
Realized investment gains (losses), net	414	(1,968)	332	40	(281)	—	—	(1,463)	270	1,871	224	337	12	—	—	2,714
Asset management fees, commissions and other income	3,360	(1,320)	—	(472)	(272)	33	—	1,329	3,369	39	—	532	118	(49)	—	4,009
Total revenues	27,431	(3,437)	348	1,494	367	33	—	26,236	26,374	1,773	214	2,978	1,579	(49)	—	32,869
Benefits and expenses:
Insurance and annuity benefits	16,729	293	(243)	1,249	480	—	—	18,508	14,222	(144)	(168)	2,681	571	—	—	17,162
Interest credited to policyholders' account balances	1,318	(36)	31	61	(540)	—	—	834	1,351	307	(30)	62	152	—	—	1,842
Interest expense	765	—	—	—	1	—	—	766	745	—	—	—	3	—	—	748
Deferral of acquisition costs	(1,103)	—	—	—	(1)	—	—	(1,104)	(1,299)	—	—	—	(2)	—	—	(1,301)
Amortization of acquisition costs	1,140	236	39	9	4	—	—	1,428	1,045	186	(110)	11	1	—	—	1,133
General and administrative expenses	6,144	(220)	(4)	139	320	34	17	6,430	6,438	11	(7)	159	470	1	26	7,098
Total benefits and expenses	24,993	273	(177)	1,458	264	34	17	26,862	22,502	360	(315)	2,913	1,195	1	26	26,682
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2021								Three Months Ended December 31, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,651	—	—	419	123	—	—	13,193	6,723	—	—	476	113	—	—	7,312
Policy charges and fee income	1,589	(59)	(19)	—	59	—	—	1,570	1,512	(70)	(16)	—	58	—	—	1,484
Net investment income	3,666	(8)	—	650	409	—	—	4,717	3,617	(14)	—	635	398	—	—	4,636
Realized investment gains (losses), net	122	113	(37)	168	66	—	—	432	185	98	193	302	100	—	—	878
Asset management fees, commissions and other income	1,635	73	—	84	(40)	(23)	—	1,729	1,707	159	—	235	38	(25)	—	2,114
Total revenues	19,663	119	(56)	1,321	617	(23)	—	21,641	13,744	173	177	1,648	707	(25)	—	16,424
Benefits and expenses:
Insurance and annuity benefits	13,520	(9)	110	1,184	198	—	—	15,003	7,626	(12)	(142)	1,486	209	—	—	9,167
Interest credited to policyholders' account balances	665	68	7	31	146	—	—	917	667	75	(22)	31	(28)	—	—	723
Interest expense	367	—	—	—	1	—	—	368	362	—	—	—	—	—	—	362
Deferral of acquisition costs	(646)	—	—	—	(2)	—	—	(648)	(599)	—	—	—	—	—	—	(599)
Amortization of acquisition costs	525	(27)	25	4	2	—	—	529	510	(6)	(78)	6	3	—	—	435
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,060	1,060
General and administrative expenses	3,388	(11)	1	75	224	(20)	9	3,666	3,593	—	(1)	77	239	(37)	17	3,888
Total benefits and expenses	17,819	21	143	1,294	569	(20)	9	19,835	12,159	57	(243)	1,600	423	(37)	1,077	15,036

	Three Months Ended March 31, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,300	—	—	409	243	—	—	7,952
Policy charges and fee income	1,454	(78)	23	—	60	—	—	1,459
Net investment income	3,413	(10)	—	554	401	—	—	4,358
Realized investment gains (losses), net	146	(528)	53	100	(87)	—	—	(316)
Asset management fees, commissions and other income	1,344	(523)	—	(98)	(951)	(10)	—	(238)
Total revenues	13,657	(1,139)	76	965	(334)	(10)	—	13,215
Benefits and expenses:
Insurance and annuity benefits	8,035	(41)	(41)	838	312	—	—	9,103
Interest credited to policyholders' account balances	655	47	31	30	(594)	—	—	169
Interest expense	364	—	—	—	1	—	—	365
Deferral of acquisition costs	(581)	—	—	—	—	—	—	(581)
Amortization of acquisition costs	535	213	91	5	3	—	—	847
General and administrative expenses	3,083	2	1	69	243	12	17	3,427
Total benefits and expenses	12,091	221	82	942	(35)	12	17	13,330
__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2022

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 2, 2022
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 2, 2022

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.